Exhibit 99.2
Earnings Call 4Q 2022 January 27, 2023 Exhibit 99.2

DISCLAIMER

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as "may," "approximately," "continue," "should," "expects," "projects," "anticipates," "is likely," "look ahead," "look forward," "believes," "will," "intends," "estimates," "strategy," "plan," "could," "potential," "possible" and variations of such words and similar expressions are intended to identify such forward-looking statements.

SouthState cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, inflation, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential continued negative economic developments resulting from the Covid19 pandemic, or from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) interest rate risk primarily resulting from the interest rate environment, the number and pace of interest rate increases, and their impact on the Bank's earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the bank's loan and securities portfolios, and the market value of SouthState's equity; (3) risks related to the merger and integration of SouthState and Atlantic Capital including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of Atlantic Capital's operations into SouthState's operations will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate Atlantic Capital's businesses into SouthState's businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (4) risks relating to the continued impact of the Covid19 pandemic on the Company, including to efficiencies and the control environment due to the changing work environment; (5) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank's results of operations, customer base, expenses, suppliers and operations; (6) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (7) potential deterioration in real estate values; (8) the impact of competition with other financial institutions, including deposit and loan pricing pressures (including those resulting from the CARES Act) and the resulting impact, including as a result of compression to net interest margin; (9) risks relating to the ability to retain our culture and attract and retain qualified people; (10) credit risks associated with an obligor's failure to meet the terms of any contract with the Bank or otherwise fail to perform as agreed under the terms of any loan-related document; (11) risks related to the ability of the Company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (12) liquidity risk affecting the Bank's ability to meet its obligations when they come due; (13) risks associated with an anticipated increase in SouthState's investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities SouthState desires to acquire are not available on terms acceptable to SouthState; (14) price risk focusing on changes in market factors that may affect the value of traded instruments in "mark-to-market" portfolios; (15) transaction risk arising from problems with service or product delivery; (16) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (17) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the CARES Act, the Consumer Financial Protection Bureau regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (18) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (19) reputation risk that adversely affects earnings or capital arising from negative public opinion; (20) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (21) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of recently issued proposed regulatory guidance and regulation relating to climate change; (22) greater than expected noninterest expenses; (23) excessive loan losses; (24) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the Atlantic Capital integration, and potential difficulties in maintaining relationships with key personnel; (25) reputational risk and possible higher than estimated reduced revenue from announced changes in the Bank's consumer overdraft programs; (26) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (27) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState's performance and other factors; (28) ownership dilution risk associated with potential acquisitions in which SouthState's stock may be issued as consideration for an acquired company; (29) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (30) major catastrophes such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, such as the ongoing Covid19 pandemic, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (31) terrorist activities risk that results in loss of consumer confidence and economic disruptions; and (32) other factors that may affect future results of SouthState, as disclosed in SouthState's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission ("SEC") and available on the SEC's website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

2

SouthState Corporation Overview of Franchise [1]



RICHMOND
RALEIGH
CHARLOTTE
GREENVILLE
HUNTSVILLE
WILMINGTON
BIRMINGHAM
ATLANTA
COLUMBIA
AUGUSTA
MYRTLE BEACH
MONTGOMERY
COLUMBUS
CHARLESTON
HILTON HEAD
SAVANNAH
(251)
MOBILE
PENSACOLA
JACKSONVILLE
ST. AUGUSTINE
GAINESVILLE
DAYTONA BEACH
OCALA
ORLANDO
MERRITT ISLAND
CLEARWATER
TAMPA
WINTER HAVEN
PORT ST. LUCIE
SARASOTA
WEST PALM BEACH
FORT MYERS
FORT LAUDERDALE
MIAMI
KEY LARGO

$44 Billion in assets

$30 Billion in loans

$36 Billion in deposits

$5.8 Billion market cap

BEST-IN-STATE BANKS | Forbes 2022 | POWERED BY STATISTA

#1 in Florida
#3 in South Carolina

AMERICAN BANKER. 2022 Best Banks to Work For

Top 50 Public Banks 2021 — S&P Global Market Intelligence

Ranked **#30** by S&P Global

16 Greenwich Excellence and Best Brand awards from Coalition Greenwich

Forbes 2022 AMERICA'S BEST BANKS

Top 30 Forbes 100 Best Banks in America 2022

(1) Financial metrics as of December 31, 2022; market cap as of January 25, 2023

The SouthState Way
CULTURAL CORNERSTONES

SouthState

The WHY To invest in the entrepreneurial spirit, pursue excellence and inspire a greater purpose.

The WHAT

Guiding Principles


Growth
Profitability
Soundness
Integrity
Accountability
Leadership

The HOW

Core Values

Local Market Leadership
Our business model supports the unique character of the communities we serve and encourages decision making by the banker that is closest to the customer.

Long-Term Horizon
We think and act like owners and measure success over entire economic cycles. We prioritize soundness before short-term profitability and growth.

Remarkable Experiences
We will make our customers' lives better by anticipating their needs and responding with a sense of urgency. Each of us has the freedom, authority and responsibility to do the right thing for our customers.

Meaningful and Lasting Relationships
We communicate with candor and transparency. The relationship is more valuable than the transaction.

Greater Purpose
We enable our team members to pursue their ultimate purpose in life—their personal faith, their family, their service to community.

4

POSITIONED FOR THE FUTURE IN THE BEST GROWTH MARKETS IN AMERICA

Actual Population Growth 2010-2023



17.8%
13.7%
12.8%
11.9%
8.9%
8.3%
6.0%
Population increase (in millions)
FL 3.3
SC 0.6
GA 1.2
NC 1.1
VA 0.7
U.S. 25.8
AL 0.3

Projected Population Growth 2023-2028



5.0%
4.3%
3.7%
3.7%
2.6%
2.1%
1.9%
Population increase (in millions)
FL 1.0
SC 0.2
GA 0.4
NC 0.4
VA 0.2
U.S. 7.2
AL 0.1



$0.7B
$0.5B
$2.7B
$2.0B
$6.9B
$11.0B
$6.2B
$6.5B
$1.7B
$1.7B
Loans
Deposits
$10.1B
$12.2B

GDP

($ in trillions)



US $25.0
China $18.3
Japan $4.3
SSB Footprint $4.1
Germany $4.0
India $3.5
UK $3.2

The combined GDP of SouthState's 6 state branch footprint would represent the world's fourth largest economy.

GDP by State

($ in billions)



FL $1,403
GA $762
NC $736
VA $655
SC $299
AL $280

Loans and deposits as of 12/31/22; excludes $1.9B of loans and $2.5B of deposits from internal accounts and national lines of business

Country GDP as of 2022; State GDP as of 3Q22

Sources: S&P Global, International Monetary Fund, US Bureau of Economic Analysis

5

Source: U.S. Census BureauPANDEMIC ACCELERATES POPULATION MIGRATION TO THE SOUTH Net Domestic Migration in SouthState FootprintFlorida622,476North Carolina211,867South Carolina165,948Georgia128,089Alabama65,355Virginia-29,775TOTAL1,163,960

INVESTMENT THESIS7 •High growth markets•Low-cost core deposit base•Diversified revenue streams •Strong credit quality and disciplined underwriting •Energetic and experienced management team with entrepreneurial ownership culture •True alternative to the largest banks with capital markets platform and upgraded technology solutions

Quarterly Results

HIGHLIGHTS | LINKED QUARTER Dollars in millions, except per share data(1)For end note descriptions, see Earnings Presentation End Notes starting on slide 429 3Q224Q22GAAPNet Income$ 133.0 $ 143.5 EPS (Diluted)$ 1.75 $ 1.88 Return on AverageAssets 1.17% 1.28 %Non-GAAP(1)Return on AverageTangible Common Equity 17.99% 20.17 %Non-GAAP,Adjusted(1)Net Income$ 143.7 $ 144.7 EPS (Diluted)$ 1.89 $ 1.90 Return on AverageAssets 1.27% 1.29 %Return on AverageTangible Common Equity 19.36% 20.33%

QUARTERLY HIGHLIGHTS | 4Q 2022 (1),(2) & (4) For end note descriptions, see Earnings Presentation End Notes starting on slide 42(3)ExcludingACBIacquisitiondatebalances10•Reported Earnings per Share (“EPS”) of $1.88; Adjusted Diluted EPS (non-GAAP) of $1.90•Pre-Provision Net Revenue (“PPNR”)(non-GAAP)(2)of $231.4 million, or 2.07% PPNR ROAA(2)•PPNR per diluted share (non-GAAP)(2)of $3.03, up 11% from the prior quarter’s $2.74 and up 60% from $1.89 one year ago•Loans increased $1.3 billion, or 19% annualized from prior quarter; increased 17%(3)over the last year•Deposits declined $559 million, or 6% annualized; total deposit cost was 0.21%, up 13 basis points from prior quarter•Core net interest income(non-GAAP)(4) increased $36 million from prior quarter•5.5% revenue growth with 0.5% expense growth generated 5.0% operating leverage in the quarter •Adjusted efficiency ratio (non-GAAP)(1)improved to 48% from the prior quarter’s 50%•Net charge-offs of $873 thousand, or 0.01% annualized; net loan recoveries excluding DDA charge-offs; Provision for Credit Losses (“PCL”) of $47.1 million

PPNR PER DILUTED SHARE(1) $1.89 $1.79 $2.32 $2.74 $3.03 $1.50 $2.00 $2.50 $3.00 $3.504Q211Q222Q223Q224Q22 (1)For end note descriptions, Earnings Presentation End Notes starting on slide 4211

NET INTEREST MARGIN(1) $244.7 $253.8 $303.0 $352.8 $388.6 $13.4 $7.7 $12.8 $9.5 $7.4 $258.1 $261.5 $315.8 $362.3 $396.0 2.79% 2.77% 3.12% 3.58% 3.99%2.4%2.8% 3.2% 3.6% 4.0% 4.4% $100 $150 $200 $250 $300 $350 $4004Q211Q222Q223Q224Q22$ in millions Net Interest Income excld. Accretion AccretionNet Interest Income Net Interest Margin 120 bps improvement in Net Interest Margin(3)(4Q21-4Q22) Dollarsinmillions(1)For end note descriptions, see Earnings Presentation End Notes starting on slide 42(2)Accretion includes PPP loans deferred fees and loan discount accretion(3)Tax equivalent12 (2)(2)(3)

LOAN PRODUCTION VS LOAN GROWTH



Loan Production(3)
Loan Portfolio Growth(3)
$15,500
$12,000
$8,500
$5,000
$1,500
($2,000)
$ in millions
$7,060 (2)
$682
$6,583
$(623)
$9,954
$953
$13,121(1)
$4,112(1)
2019(4)
2020(4)
2021
2022

Dollars in millions

(1) 2022 loan production excludes production by legacy ACBI from March ~ July 22 (pre-core system conversion); 2022 loan portfolio growth excludes acquisition date loan balances acquired from ACBI

(2) 2019 loan production excludes production from National Bank of Commerce ("NBC") during 1Q19; National Commerce Corporation, the holding company of NBC, was acquired by CenterState in 2Q 2019

(3) Excludes loans held for sale and PPP; loan production indicates committed balance total; loan portfolio growth indicates annual loan ending balance growth, excluding loans held for sale and PPP

(4) For end note descriptions, see Earnings Presentation End Notes starting on slide 42

13

QTD Production ($mm)$1,381$1,062$693 Refinance31%8%6% Purchase69%92%94% 81%19%4Q22MORTGAGE BANKING DIVISION (1)Includes pipeline, LHFS and MBS forwards14 Highlights Quarterly Mortgage Production Gain on Sale Margin •Mortgage banking income of ($545) thousand in 4Q 2022 compared to $2.3 million in 3Q 2022•Secondary pipeline of $39 million at 4Q 2022, as compared to $76 million at 3Q 2022•Recorded MSR write-down of $3 million in Q4 2022 2.83%2.87%2.13%2.16%1.36%4Q211Q222Q223Q224Q22 Mortgage Banking Income ($mm) 47%53%4Q21 Portfolio Secondary 78%22%3Q22 4Q213Q224Q22 Secondary Market Gain on Sale, net $15,417 $3,501 $460 Fair Value Change(1)(5,081)(1,968)317 Total Secondary Market Mortgage Income $10,336 $1,533 $777 MSR Servicing Fee Income $3,620 $4,170 $4,160 Fair Value Change / Decay(1,912)(3,441)(5,482) Total MSR-Related Income $1,708 $729 $ (1,322) Total Mortgage Banking Income $ 12,044 $2,262 $(545)

RESIDENTIAL MORTGAGE PORTFOLIO
GAIN ON SALE ("GOS") MARGIN AND INTEREST RATES



Consumer R/E Loan Growth ($)
30-yr Fixed Mortgage Rate
GOS Margin
$ in millions
$700
$500
$300
$100
$(100)
$(300)
8.0%
6.0%
4.0%
2.0%
-%
1Q20 (1)(2)
2Q20 (2)
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
$(12)
$(86)
$(167)
$(221)
$(139)
$(87)
$(15)
$73
$119
$517
$472
$498
3.63%
3.46%
3.25%
3.04%
3.08%
3.00%
3.04%
3.25%
4.25%
5.54%
6.21%
7.08%
3.07%
4.49%
4.11%
4.56%
4.33%
2.85%
3.13%
2.83%
2.87%
2.13%
2.16%
1.36%

	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22
Cumulative Consumer R/E Loan Growth ($)	$(12)	$(98)	$(264)	$(486)	$(625)	$(712)	$(727)	$(653)	$(535)	$(18)	$454	$952

Dollars in millions

(1) & (2) For end note descriptions, see Earnings Presentation End Notes starting on slide 42

15

•Provides capital markets hedging (ARC), fixed income sales, international, clearing and other services to over 1,000 financial institutions across the country CORRESPONDENT BANKING DIVISION16 1,191Financial Institution Clients Correspondent banking and capital market income $ 30,216 $ 27,994 $ 27,604 $ 20,552 $ 16,760 Interest on centrally-cleared variation margin(1) 8 (44) (1,536) (4,125) (8,451) Total Correspondent Banking and Capital Market Income $ 30,224 $ 27,950 $ 26,068 $ 16,427 $ 8,309 $30.2 $28.0 $26.1 $16.4 $8.3 $0.0$5.0$10.0$15.0$20.0$25.0$30.0 $35.0 $- $5 $10 $15 $20 $25 $30 $354Q211Q222Q223Q224Q22$ in millionsCorrespondent Revenue Breakout ARC Revenues FI Revenues Operational RevenuesTotal Revenue(1)Interestoncentrally-clearedvariationmargin(expenseorincome)isincludedinARCrevenuewithinCorrespondentBankingandCapitalMarketsIncome

Interest Rate Sensitivity

PREMIUM CORE† DEPOSIT FRANCHISE

Deposits by Type


Time Deposits $2.4B
Noninterest-bearing Checking $13.2B
Money Market $8.3B
Total Deposits $36.4 Billion
Savings $3.5B
Interest-bearing Checking $9.0B
Checking Accounts Composition
35% Commercial
34% Small Business
31% Retail

Checking Type	Avg. Checking Balance
Commercial	$312,000
Small Business	$52,000
Retail	$11,500

Deposit Mix vs. Peers


Checking Accounts
MM & Savings
Time Deposits
100%
80%
60%
40%
20%
0%
7%
32%
61%
8%
49%
43%
SSB
Peer Average (1)

- Total cost of deposits for 4Q22: 21 bps

Data as of December 31, 2022

Dollars in billions except for average checking balances

† Core deposits defined as non-time deposits

(1) Source: S&P Global Market Intelligence; 4Q22 MRQs available as of January 25, 2023; Peers as disclosed in the most recent SSB proxy statement

18

INTEREST RATE RISK PROFILE (2.9)%(1.2)%—% 1.2% 2.2% (4.0)% (3.0)% (2.0)% (1.0)% 0.0% 1.0% 2.0% 3.0%Down 100 bpsDown 50 bpsBaseUp 50 bpsUp 100 bpsPercentage Change in Net Interest IncomeInstantaneous Shock/Static Balance Sheet(1)19 50%50%30%41%20%9%0%10%20% 30%40%50%60% Variable Equals 1 Month or Less Variable Equals 12 Months or LessLoan Repricing Frequency (excluding PPP) Fixed Variable Adjustable (1)Denotes percentage change in net interest income from the base case scenario that reflects the consensus forecast published mid-January 2023. The consensus forecast projects yield curve inversion. Interest rate shocks are applied to consensus forecast. Deposit betas have been accelerated to reflect sensitivities from December 31, 2022. Weighted average total deposit costs have increased twenty-five basis points since the Federal Reserve began raising rates in March 2022.19

REMAIN WELL-POSITIONED DURING CURRENT CYCLE – PREVIOUS AND CURRENT RISING INTEREST RATE CYCLE


24% deposit beta in previous cycle
4.0%
3.0%
2.0%
1.0%
0.0%
0.16%
0.37%
0.37%
0.40%
0.45%
0.70%
0.95%
1.16%
1.20%
1.45%
1.74%
1.92%
2.22%
2.40%
2.40%
0.12%
0.12%
0.11%
0.11%
0.12%
0.13%
0.15%
0.17%
0.19%
0.25%
0.34%
0.44%
0.52%
0.56%
0.64%
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19


5% deposit beta in current cycle to date
4.0%
3.0%
2.0%
1.0%
0.0%
0.11%
0.75%
2.17%
3.64%
0.05%
0.05%
0.08%
0.21%
1Q22
2Q22
3Q22
4Q22

Average Fed Funds Rate Cost of Deposits

Historic deposit beta excludes legacy ACBI

20

Balance Sheet

LOAN AND DEPOSIT TRENDS



Loans(1)
Loans excld. PPP
Total Loans
$ in billions
$32
$24
$16
$8
$-
$23.9B
$26.6B
$27.9B
$28.8B
$30.2B
$23.7
$26.4
$27.9
$28.8
$30.2
4Q21
1Q22
2Q22
3Q22
4Q22



Deposits
Noninterest-bearing Checking
Interest-bearing Checking
MMA & Savings
Time Deposits
$ in billions
$42
$36
$30
$24
$18
$12
$6
$-
$35.1B
$38.7B
$38.4B
$36.9B
$36.4B
$2.8
$2.8
$2.7
$2.5
$2.4
$11.8
$12.5
$12.4
$12.0
$11.8
$9.0
$9.3
$9.0
$8.7
$9.0
$11.5
$14.1
$14.3
$13.7
$13.2
4Q21
1Q22
2Q22
3Q22
4Q22

Dollars in billions

Amounts may not total due to rounding

(1) Excludes loans held for sale

22

TOTAL LOAN PORTFOLIO

Loans by Type



Cons / Other 4%
CDL (1) 9%
Investor CRE (2) 29%
Consumer RE 22%
Total Loans $30.2 Billion
Owner-Occupied CRE 18%
C&I 18%

Loan Type	No. of Loans	Balance	Avg. Loan Balance
Constr., Dev. & Land	5,357	$ 2.9B	$ 533,900
Investor CRE	8,829	8.8B	993,300
Owner-Occupied CRE	8,111	5.4B	673,200
C & I	18,931	5.3B	280,200
Consumer RE	41,324	6.5B	156,700
Cons / Other(3)	46,851	1.1B	23,100
Total(3)	**129,403**	**$ 30.0B**	**$ 231,500**

Loan Relationships	
Top 10	Represents ~ 2% of total loans
Top 20	Represents ~ 4% of total loans

Data as of December 31, 2022

Loan portfolio balances, average balances or percentage exclude loans held for sale and PPP loans

(1) CDL includes residential construction, commercial construction, and all land development loans

(2) Investor CRE includes nonowner-occupied CRE and other income producing property

(3) Excludes SELF loans acquired from ACBI

23

ASSET QUALITY METRICS

Provision for Credit Losses & Net Charge-Offs (Recoveries)


Provision for Credit Losses
Net Charge-Offs (Recoveries)
$ in millions
$50
$40
$30
$20
$10
$0
($10)
($9.2)
$1.0
($8.4)
$2.3
$19.3
$2.3
$23.9
$(1.3)
$47.1
$0.9
4Q21
1Q22
2Q22
3Q22
4Q22

Net Charge-Offs (Recoveries) to Loans


0.25%
0.15%
0.05%
(0.05)%
0.02%
0.04%
0.03%
(0.02)%
0.01%
4Q21
1Q22
2Q22
3Q22
4Q22

Nonperforming Assets to Loans & OREO


1.0%
0.8%
0.5%
0.3%
0.0%
0.35%
0.44%
0.33%
0.35%
0.36%
4Q21
1Q22
2Q22
3Q22
4Q22

Criticized & Classified Asset Trends


Combined
Special Mention / Assets
Substandard / Assets
4%
3%
2%
1%
0%
2.11%
2.03%
1.76%
1.78%
1.61%
1.09%
1.06%
0.96%
1.07%
1.07%
1.02%
0.97%
0.80%
0.71%
0.54%
4Q21
1Q22
2Q22
3Q22
4Q22

Dollars in millions

(1) Excludes loans held for sale and PPP loans

24

CAPITAL RATIOS 3Q224Q22(2)Tangible Common Equity(1) 6.8% 7.2 %Tier 1 Leverage 8.4% 8.7 %Tier 1 Common Equity 11.0% 11.0 %Tier 1 Risk-Based Capital 11.0% 11.0 %Total Risk-Based Capital 13.0% 13.0 %BankCRE Concentration Ratio 248% 249 %Bank CDL Concentration Ratio 60% 65% (1)Forendnotedescriptions,seeEarningsPresentationEndNotesstartingonslide42(2)Preliminary25

Appendix

BRANCH OPTIMIZATION 85 BranchesAverage Size $40M 422 Branches Acquired Plus12 DeNovo Branches 268 Branches Consolidated or Sold 251 BranchesAverage Size $145M ~ 263% growth in deposits per branch 854342682512009 …..……………..………..……....…………………………….. 4Q 202227 252 Branches 3Q22 1 Legacy ACBI Branch Consolidated 251 Branches 4Q224thQuarter 2022 Activity

DIGITAL TRENDS 2022 COMPARED TO 202128 Digital SalesDigital ServicesDigital Payments 20%Mobile Users14% Online Checking Accounts103% Zelle Transactions28% Online Consumer Loans43% Bank to Bank Transactions 6% Digital Deposits

$39.13$41.16$44.62$40.09$1.88 $3.80 $5.78 $0.45 $2.54 $4.02 $39.13 $43.49 $50.96 $49.89 $(20.00) $(10.00) $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $- $20.00 $40.00 $60.002019202020212022 Tangible Book Value per Share ("TBVPS") Cumulative Dividends since FYE 2019 Cumulative Repurchases per Share since FYE 2019Cumulative Change in AOCI per Share since FYE 2019 $0.64 $(0.34)$(8.97)TANGIBLE BOOK VALUE PER SHARE(1) PLUS CAPITAL RETURN PER SHARE (1)For end note descriptions, see Earnings Presentation End Notes starting on slide 4229

CURRENT & HISTORICAL 5-QTR PERFORMANCE(1)

Revenue Composition


NIM, TE / Revenue
Noninterest Income / Revenue
Avg. 10-year UST
Total Revenue
$352M
$348M
$405M
$438M
$462M
26%
25%
21%
17%
14%
74%
75%
79%
83%
86%
3.83%
3.9%
3.3%
2.6%
2.0%
1.3%
0.7%
0.0%
4Q21
1Q22
2Q22
3Q22
4Q22

Net Interest Margin ("NIM", TE)


NIM, TE ($)
NIM, TE (%)
$400
$300
$200
$ in millions
2.79%
2.77%
3.12%
3.58%
3.99%
$260
$263
$318
$365
$398
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
4Q21
1Q22
2Q22
3Q22
4Q22

Noninterest Income


Noninterest Income
Noninterest Income / Avg. Assets(2)
$140
$120
$100
$80
$60
$40
$20
$-
$ in millions
0.88%
0.81%
0.76%
0.64%
0.57%
$92
$86
$87
$73
$63
1.0%
0.9%
0.8%
0.7%
0.6%
0.5%
4Q21
1Q22
2Q22
3Q22
4Q22

Efficiency Ratio


Efficiency Ratio
Adjusted Efficiency Ratio
90%
75%
60%
45%
30%
15%
0%
61%
59%
63%
60%
55%
54%
53%
50%
48%
48%
4Q21
1Q22
2Q22
3Q22
4Q22

Dollars in millions

(1) For end note descriptions, see Earnings Presentation End Notes starting on slide 42

(2) Annualized

30

LOSS ABSORPTION CAPACITY | 4Q 2022

	4Q22	% of Total Loans[1]
Allowance for Credit Losses ("ACL")		
Non-PCD ACL	$ 309.6	
PCD ACL	46.8	
Total ACL	**$ 356.4**	**1.18 %**
Unrecognized Discount – Acquired Loans [2]	72.1	0.24 %
Total ACL plus Unrecognized Discount on Acquired Loans	**$ 428.5**	**1.42 %**
	Total Loans Held for Investment [1]	**$ 30,168**

	4Q22	% of Unfunded Commitments
Reserve for Unfunded Commitments		
Reserve for unfunded commitments	67.2	0.66 %
	Total Unfunded Commitments	**$ 10,173**

Dollars in millions

(1) Excludes PPP loans and loan held for sale

(2) Includes mark on loans from ACBI and prior SSB acquisitions

Totals shown above may not foot due to rounding

31

HIGH QUALITY INVESTMENT PORTFOLIO

Investment Portfolio† Composition



Agency MBS(1)
Municipal
Treasury & agency
Other
7%
8%
13%
72%
Total Investment Portfolio†
$8.0 Billion

Type	AFS		HTM	
	Balance	Duration (yrs)[3]	Balance	Duration (yrs)
Agency MBS[1]	$3.3B	5.4	$2.4B	6.0
Municipal	$1.1B	8.8	–	–
Treasury & agency	$0.5B	2.5	$0.2B	5.8
Other	$0.4B	3.5	$0.1B	6.8
Total	**$5.3B**	**5.7**	**$2.7B**	**5.9**

Investment Securities Yield[2]



2.4%
2.1%
1.7%
1.4%
1.0%
1.53%
1.75%
2.03%
2.06%
2.29%
4Q21
1Q22
2Q22
3Q22
4Q22

Municipal Bond Rating



AAA
AA+
AA
AA-
A+
A
22%
5%
1%
0.2%
30%
41%

- 94% of municipal portfolio is AA or higher rated

- ~$307 million in documented ESG investments and ~$123 million CRA eligible investments[4]

Dollars in billions, unless otherwise noted; data as of December 31, 2022

Amounts may not total due to rounding

† Investment portfolio excludes non-marketable equity

(1) MBS issued by U.S. government agencies or sponsored enterprises (commercial and residential collateral)

(2) Investment securities yield include non-marketable equity and trading securities

(3) Excludes principal receivable balance as of December 31, 2022

(4) Based on current par value

32

LOAN PORTFOLIO – NON OWNER-OCCUPIED COMMERCIAL REAL ESTATE[1]

Loan Type	Balance	Avg Loan Size	Wtd Avg DSC[2]	Wtd Avg LTV[2]	AL%	FL%	GA%	NC%	SC%	VA%	OTHER %	Non-Accrual %[3]	Substandard & Accruing %[3]	Special Mention %[3]
Retail	$2,144	$1.6	1.69	57%	2%	57%	16%	6%	10%	2%	6%	0.00%	0.53%	0.22%
Office	1,235	1.3	1.67	62%	3%	44%	20%	4%	21%	4%	4%	0.03%	0.54%	1.10%
Hotel	990	4.3	1.64	59%	4%	20%	11%	12%	37%	11%	5%	0.19%	3.09%	3.32%
Warehouse / Industrial	975	1.3	1.75	59%	5%	49%	20%	7%	11%	3%	4%	—%	0.29%	0.25%
Multifamily	769	1.5	1.64	57%	8%	29%	29%	5%	22%	4%	4%	—%	0.42%	0.72%
Medical	470	1.5	1.84	59%	2%	54%	11%	6%	13%	8%	6%	—%	0.26%	1.12%
Self Storage	324	3.0	1.54	58%	6%	40%	19%	0%	26%	0%	10%	—%	—%	0.19%
Nursing Home	173	3.8	1.97	59%	1%	20%	32%	11%	25%	10%	2%	12.04%	2.95%	5.55%

Balance and average loan size in millions

(1) Includes loan types representing 2% or more of investor CRE portfolio; based on the total portfolio of $8.1 billion, excluding 1-4 family rental properties and agricultural loans

(2) Weighted average DSC and LTV information from the Company's September 30, 2022 stress test using commitment balances, totaling approximately $5.5 billion; excludes loans below $1.5 million, unless part of a larger relationship

(3) Represents % of each loan type balance

33

LOAN PORTFOLIO – CONSUMER, RESIDENTIAL MORTGAGE AND HELOC

Consumer, Residential Mtg and HELOC Segment


Mortgage
HELOCs
Other Consumer
CD-Secured
70%
15%
12%
3%

- 43%[1] of HELOCs are first mortgage

Credit Indicator	3Q22	4Q22
NPL Ratio (Non-Accruals & 90+ DPD & Accruing)	0.37%	**0.35%**
Net Charge-Offs Ratio	0.01%	**0.00%**
30+ DPD Ratio (Accruing & Non-Accruing)	0.55%	**0.52%**
90+ DPD Ratio (Accruing and Non-Accruing)	0.14%	**0.12%**

Credit Indicator	3Q22		4Q22	
	HELOC	MORTGAGE	HELOC	MORTGAGE
Wtd. Avg. Credit Score of Originations	770	774	**774**	**774**
Wtd. Avq. Credit Score of Portfolio	768	759	**772**	**764**
Wtd. Avg. LTV[2]	59%	77%	**59%**	**77%**
Wtd. Avg. DTI of Originations	31%	33%	**31%**	**33%**
Utilization Rate	37%	N/A	**38%**	**N/A**

(1) By net book balance
(2) LTV calculated using most recent appraisal and based on loan amount

34

NON-GAAP RECONCILIATIONS – RETURN ON AVG. TANGIBLE COMMON EQUITY & PPNR RETURN ON AVG. ASSETS

Return on Average Tangible Equity

	3Q22	4Q22
Net income (GAAP)	$ 133,043	**$ 143,502**
Plus:		
Amortization of intangibles	7,837	**8,027**
Effective tax rate, excluding DTA write-off	22 %	**21 %**
Amortization of intangibles, net of tax	6,095	**6,303**
Net income plus after-tax amortization of intangibles (non-GAAP)	$ 139,138	**$ 149,805**
Average shareholders' common equity	$ 5,121,560	**$ 4,991,584**
Less:		
Average intangible assets	2,052,463	**2,044,469**
Average tangible common equity	$ 3,069,097	**$ 2,947,115**
Return on Average Tangible Common Equity (Non-GAAP)	**18.0%**	**20.2%**

PPNR Return on Average Assets

	3Q22	4Q22
PPNR, Adjusted (Non-GAAP)	$ 208,603	**$ 231,439**
Average assets	44,985,713	**44,429,894**
PPNR ROAA	**1.84%**	**2.07%**

Dollars in thousands

The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets; the tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income.

35

NON-GAAP RECONCILIATIONS –ADJUSTED NET INCOME & ADJUSTED EARNINGS PER SHARE (“EPS”) Dollarsinthousands,exceptforpersharedata36 Adjusted Net Income3Q224Q22Net income (GAAP)133,043$ 143,502$ Plus:Securities gains, net of tax(24) - Merger and branch consolidation related expense, net of tax10,638 1,211 Adjusted Net Income (Non-GAAP)143,657$ 144,713$ Adjusted EPS 3Q224Q22Diluted weighted-average common shares76,182 76,327 Adjusted net income (non-GAAP)143,657$ 144,713$ Adjusted EPS, Diluted (Non-GAAP)1.89$ 1.90$

NON-GAAP RECONCILIATIONS –ADJUSTED RETURN ON AVG. ASSETS & AVG. TANGIBLE COMMON EQUITY DollarsinthousandsThetangiblemeasuresarenon-GAAPmeasuresandexcludetheeffectofperiodendoraveragebalanceofintangibleassets;thetangiblereturnsonequityandcommonequitymeasuresalsoaddbacktheafter-taxamortizationofintangiblestoGAAPbasisnetincome.37Dollars in thousands, except for per share data Adjusted Return on Average Assets3Q224Q22Adjusted net income (non-GAAP)143,657$ 144,713$ Total average assets44,985,713 44,429,894 Adjusted Return on Average Assets (Non-GAAP)1.27%1.29%Adjusted Return on Average Tangible Common Equity3Q224Q22Adjusted net income (non-GAAP)143,657$ 144,713$ Plus:Amortization of intangibles, net of tax6,095 6,303 Adjusted net income plus after-tax amortization of intangibles (non-GAAP)149,752$ 151,016$ Average tangible common equity3,069,097$ 2,947,115$ Adjusted Return on Average Tangible Common Equity (Non-GAAP)19.36%20.33%

NON-GAAP RECONCILIATIONS –NET INTEREST MARGIN & CORE NET INTEREST INCOME (EXCLD. FMV & PPP ACCRETION) Dollarsinthousands38Dollars in thousands, except for per share data Net Interest Margin - Tax Equivalent (Non-GAAP)4Q211Q222Q223Q224Q22Net interest income (GAAP)258,096$ 261,518$ 315,815$ 362,334$ 396,004$ Tax equivalent adjustments1,734 1,885 2,249 2,345 2,397 Net interest income (tax equivalent) (Non-GAAP)259,830$ 263,403$ 318,064$ 364,679$ 398,401$ Average interest earning assets36,895,644$ 38,564,661$ 40,899,365$ 40,451,174$ 39,655,736$ Net Interest Margin - Tax Equivalent (Non-GAAP)2.79%2.77%3.12%3.58%3.99%Core Net Interest Margin excluding FMV & PPP Accretion (Non-GAAP)4Q211Q222Q223Q224Q22Net interest income (GAAP)258,096$ 261,518$ 315,815$ 362,334$ 396,004$ Less: Total accretion on acquired loans7,707 6,741 12,770 9,550 7,350 Deferred fees on PPP loans5,655 983 8 - - Core Net Interest Margin excluding FMV & PPP Accretion (Non-GAAP)244,734$ 253,794$ 303,037$ 352,784$ 388,654$

NON-GAAP RECONCILIATIONS – PPNR, ADJUSTED, PPNR/WEIGHTED AVG. CS & CORRESPONDENT & CAPITAL MARKETS INCOME (UNAUDITED)

PPNR, Adjusted & PPNR, Adjusted per Weighted Avg. Common Shares Oustanding, Diluted (Non-GAAP)

	4Q21	1Q22	2Q22	3Q22	4Q22
	SSB	SSB	SSB	SSB	SSB
Net interest income (GAAP)	$ 258,096	$ 261,518	$ 315,815	$ 362,334	**$ 396,004**
Plus:					
Noninterest income	91,902	86,046	86,756	73,053	**63,392**
Less:					
Gain on sale of securities	2	-	-	30	**-**
Total revenue, adjusted (non-GAAP)	$ 349,996	$ 347,564	$ 402,571	$ 435,357	**$ 459,396**
Less:					
Noninterest expense	224,037	228,600	231,169	240,433	**229,499**
PPNR (Non-GAAP)	$ 125,959	$ 118,964	$ 171,402	$ 194,924	**$ 229,897**
Plus:					
Merger and branch consolidation related expense	6,645	10,276	5,390	13,679	**1,542**
FHLB prepayment penalty	-	-	-	-	**-**
Branch consolidation and cost save initiatives	-	-	-	-	**-**
Extinguishment of debt cost	-	-	-	-	**-**
Total adjustments	$ 6,645	$ 10,276	$ 5,390	$ 13,679	**$ 1,542**
PPNR, Adjusted (Non-GAAP)	**$ 132,604**	**$ 129,240**	**$ 176,792**	**$ 208,603**	**$ 231,439**
Weighted average common shares outstanding, diluted	70,290	72,111	76,094	76,182	**76,327**
PPNR, Adjusted per Weighted Avg. Common Shares Outstanding, Diluted (Non-GAAP)	**$ 1.89**	**$ 1.79**	**$ 2.32**	**$ 2.74**	**$ 3.03**

Correspondent & Capital Market Income

	4Q21	1Q22	2Q22	3Q22	4Q22
	SSB	SSB	SSB	SSB	SSB
ARC revenues	$ 16,695	$ 15,106	$ 13,389	$ 5,102	**$ 1,398**
FI revenues	11,317	10,697	10,151	9,201	**3,757**
Operational revenues	2,212	2,147	2,528	2,124	**3,154**
Total Correspondent & Capital Market Income	**$ 30,224**	**$ 27,950**	**$ 26,068**	**$ 16,427**	**$ 8,309**

Dollars and weighted average commons share outstanding in thousands except per share data

39

NON-GAAP RECONCILIATIONS – CURRENT & HISTORICAL: EFFICIENCY RATIOS (UNAUDITED)

	4Q21	1Q22	2Q22	3Q22	4Q22
Noninterest expense (GAAP)	$ 224,037	$ 228,600	$ 231,169	$ 240,433	**$ 229,499**
Less: Amortization of intangible assets	8,517	8,494	8,847	7,837	**8,027**
Adjusted noninterest expense (non-GAAP)	$ 215,520	$ 220,106	$ 222,322	$ 232,596	**$ 221,472**
Net interest income (GAAP)	$ 258,096	$ 261,518	$ 315,815	$ 362,334	**$ 396,004**
Tax Equivalent ("TE") adjustments	1,734	1,885	2,249	2,345	**2,397**
Net interest income, TE (non-GAAP)	$ 259,830	$ 263,403	$ 318,064	$ 364,679	**$ 398,401**
Noninterest income (GAAP)	$ 91,902	$ 86,046	$ 86,756	$ 73,053	**$ 63,392**
Less: Gain on sale of securities	2	-	-	30	**-**
Adjusted noninterest income (non-GAAP)	$ 91,900	$ 86,046	$ 86,756	$ 73,023	**$ 63,392**
Efficiency Ratio (Non-GAAP)	**61%**	**63%**	**55%**	**53%**	**48%**
Noninterest expense (GAAP)	$ 224,037	$ 228,600	$ 231,169	$ 240,433	**$ 229,499**
Less:					
Merger and branch consolidation related expense	6,645	10,276	5,390	13,679	**1,542**
Amortization of intangible assets	8,517	8,494	8,847	7,837	**8,027**
Total adjustments	$ 15,162	$ 18,770	$ 14,237	$ 21,516	**$ 9,569**
Adjusted noninterest expense (non-GAAP)	$ 208,875	$ 209,830	$ 216,932	$ 218,917	**$ 219,930**
Adjusted Efficiency Ratio (Non-GAAP)	**59%**	**60%**	**54%**	**50%**	**48%**

Dollars in thousands

40

NON-GAAP RECONCILIATIONS –TANGIBLE BOOK VALUE / SHARE & TANGIBLE COMMON EQUITY RATIO Dollarsinthousands,exceptforpersharedata41 Tangible Book Value per Common Share2019202020212022Shareholders' common equity2,373,013$ 4,647,880$ 4,802,940$ 5,074,927$ Less: Intangible assets1,052,716 1,726,534 1,709,152 2,039,556 Tangible shareholders' common equity1,320,297$ 2,921,346$ 3,093,788$ 3,035,371$ Common shares issued and outstanding33,744,385 70,973,477 69,332,297 75,704,563 Tangible Book Value per Common Share (Non-GAAP)39.13$ 41.16$ 44.62$ 40.09$ Tangible Common Equity ("TCE") Ratio3Q224Q22Tangible common equity (non-GAAP)2,873,271$ 3,035,371$ Total assets (GAAP)44,422,377 43,918,696 Less:Intangible assets2,047,915 2,039,556 Tangible asset (non-GAAP)42,374,462$ 41,879,140$ TCE Ratio (Non-GAAP)6.8%7.2%

EARNINGS PRESENTATION END NOTES

Slide 9 End Notes

(1) The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income; other adjusted figures presented are also Non-GAAP financial measures that exclude the impact of branch consolidation and merger-related expenses and gain on sales of securities - See reconciliation of GAAP to Non-GAAP measures in Appendix.

Slide 10 End Notes

(1) Adjusted figures exclude the impact of merger and branch consolidation related expense and gain on sale of securities; Core net interest income excluding loan accretion and net deferred fees on PPP is also a non-GAAP financial measure; Adjusted efficiency ratio is calculated by taking the noninterest expense excluding merger and branch consolidation related expense, gain on sales of securities, and amortization of intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix.

(2) Adjusted PPNR, PPNR ROAA and PPNR per weighted average diluted share are Non-GAAP financial measures that exclude the impact of merger and branch consolidation related expense and gain on sales of securities - See reconciliation of GAAP to Non-GAAP measures in Appendix.

(4) Excluding loan accretion and net deferred fees on PPP loans

Slide 11 End Notes

(1) Adjusted PPNR per weighted average diluted shares; this is a Non-GAAP financial measure that excludes the impact of merger and branch consolidation related expense and gain on sale of securities - See reconciliation of GAAP to Non-GAAP measures in Appendix.

Slide 12 End Notes

(1) Tax equivalent NIM is a Non-GAAP financial measure - See reconciliation of GAAP to Non-GAAP measures in Appendix.

Slide 13 End Notes

(4) The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable. The combined historical information excludes ACBI.

Slide 15 End Notes

(1) The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable. The combined historical information excludes ACBI.

(2) As a result of the conversion of legacy CenterState's core system to the Company's core system completed in 2Q 2021, several loans were reclassified to conform with the Company's loan segmentation, most notably residential investment loans which were reclassed from consumer R/E to investor commercial real estate category. Consumer R/E loans as of 1Q20, therefore, were reported based on the pre-reclassification figures. The Company estimated re-classifications for the 2Q20 from 1Q20 and for the 1Q20 from 4Q19 growth percentages for the comparison purposes.

Slide 25 End Notes

(1) The tangible measures are non-GAAP measures and exclude the effect of period end balance of intangible assets - See reconciliation of GAAP to Non-GAAP measures in Appendix.

42

43EARNINGS PRESENTATION END NOTESSlide29EndNotes(1)Thetangiblemeasureisanon-GAAPmeasureandexcludestheeffectofperiodendbalancesofintangibleassets-SeereconciliationofGAAPtoNon-GAAPmeasuresinAppendix.Slide30EndNotes(1)Total revenue and noninterest income are adjusted by gains or losses on sales of securities and tax equivalent adjustments; Tax equivalent NIM, efficiency ratio and adjusted efficiency ratio are Non-GAAP financial measures; Adjusted Efficiency Ratio excludes the impact of merger and branch consolidation related expense, gain on sales of securities, and amortization expense on intangible assets, as applicable –See Current & Historical Efficiency Ratios and Net Interest Margin reconciliation in Appendix.